UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                      December 31, 2008 (December 24, 2008)
                Date of Report (Date of earliest event reported)


                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


           MISSOURI                     0-20632                  43-1175538
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


                   135 NORTH MERAMEC, CLAYTON, MISSOURI 63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                FIRST BANKS, INC.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Item 1.01     Entry into a Material Definitive Agreement....................  1

Item 3.02     Unregistered Sales of Equity Securities.......................  1

Item 3.03     Material Modification to Rights of Security Holders...........  1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
              Arrangements of Certain Officers..............................  1

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in
              Fiscal Year.................... ..............................  2

Item 9.01     Financial Statements and Exhibits.............................  2

Signatures .................................................................  4





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Item 1.01     Entry into a Material Definitive Agreement.

         On  December 31, 2008,  First  Banks,  Inc.,  a  bank  holding  company headquartered in St. Louis, Missouri (the "Company"), entered into a Letter Agreement, including a Securities Purchase Agreement - Standard Terms incorporated therein (collectively, the "Agreement"), with the United States Department of the Treasury (the "Treasury") pursuant to the Troubled Asset Relief Program Capital Purchase Program (the "Capital Purchase Program"). A copy of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Under the terms of the Agreement, the Company issued to the Treasury, on December 31, 2008, 295,400 shares of senior preferred stock (Class C Preferred Stock as defined below) and a warrant (the "Warrant") to acquire up to 14,784.78478 shares of a separate series of senior preferred stock (Class D Preferred Stock as defined below) for an aggregate purchase price of $295.4 million, pursuant to the standard Capital Purchase Program terms and conditions for non-public companies as described and set forth in the Agreement and the Warrant. Pursuant to the terms of the Warrant, the Treasury exercised the Warrant on December 31, 2008 and paid the exercise price by having the Company withhold, from the shares of Class D Preferred Stock (as defined below) that would otherwise be delivered to the Treasury upon such exercise, shares of Class D Preferred Stock (as defined below) issuable upon exercise of the Warrant with an aggregate liquidation amount equal in value to the aggregate exercise price of $14,784.78. A copy of the Warrant is attached hereto as Exhibit 4.4 and is incorporated herein by reference. The senior preferred stock and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

         The Agreement contains limitations on certain actions of the Company, including, but not limited to, payment of dividends, redemptions and acquisitions of Company equity securities, and compensation of senior executive officers.

         The foregoing discussion is a summary of material terms and is qualified in its entirety by the complete provisions of the Agreement and the other transaction documents. Please refer to the documents incorporated herein by reference for the complete terms and provisions of the transaction documents, including limitations on certain actions of the Company.

         The Company issued a press release on December 31, 2008 regarding its entry into the Agreement, a copy of which is attached hereto as Exhibit 99.

Item 3.02     Unregistered Sales of Equity Securities.

         The information set forth under "Item 1.01 - Entry into a Material Definitive Agreement" is incorporated herein by reference.

Item 3.03     Material Modification to Rights of Security Holders.

         The information set forth under "Item 1.01 - Entry into a Material Definitive Agreement" and "Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year" is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) In connection with the events described above under "Item 1.01 - Entry into a Material Definitive Agreement," which is incorporated herein by reference, on December 24, 2008, each of the Company's Senior Executive Officers entered into an Omnibus Amendment Agreement with the Company for the purpose of amending each Senior Executive Officer's compensation, bonus, incentive and other benefit plans, arrangements and agreements (including golden parachute, severance and employment agreements) in order to comply with executive compensation and corporate governance requirements of Section 111(b) of the Emergency Economic Stabilization Act of 2008. A form of the Omnibus Amendment Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

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Item 5.03     Amendments  to  Articles of  Incorporation  or  Bylaws;  Change in
              Fiscal Year.

         On December 24, 2008, the Company filed a Certificate of Designation for the purpose of amending its Restated Articles of Incorporation, as amended, to eliminate the 2.2 million shares of preferred stock designated as Class C 9.0% Increasing Rate Redeemable Cumulative Preferred Stock (the "Old Class C Preferred"), par value $1.00 per share. There are no shares of the Old Class C Preferred outstanding and no such shares shall be issued subject to any certificate of designation previously filed with respect to such class.

         On December 24, 2008, the Company filed Certificates of Designation for the purpose of amending its Restated Articles of Incorporation, as amended, to fix the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series of a new series of up to 295,400 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Class C, par value $1.00 per share and liquidation preference of $1,000 per share ("Class C Preferred Stock") and a new series of up to 14,770 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Class D, par value $1.00 per share and liquidation preference of $1,000 per share ("Class D Preferred Stock") in connection with the Agreement.

         The Certificates of Designation were effective immediately upon filing. Copies of the Certificates of Designation are attached hereto as Exhibits 4.1,
4.2 and 4.3 and are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)      Exhibits.

         Exhibit
         Number      Description
         ------      -----------

           4.1       Certificate  of  Designation  of  First  Banks,  Inc.  with
                     respect  to   Class  C  9.0%   Increasing  Rate  Redeemable
                     Cumulative Preferred Stock dated as of December 24, 2008 - filed herewith.

           4.2 Certificate of Designation of First Banks, Inc. with respect to Class C Fixed Rate Cumulative Perpetual Preferred Stock dated as of December 24, 2008 - filed herewith.

           4.3 Certificate of Designation of First Banks, Inc. with respect to Class D Fixed Rate Cumulative Perpetual Preferred Stock dated as of December 24, 2008 - filed herewith.

           4.4 Warrant to Purchase Shares of First Banks, Inc. Class D Fixed Rate Cumulative Perpetual Preferred Stock dated as of December 31, 2008 - filed herewith.

           10.1 Letter Agreement including the Securities Purchase Agreement - Standard Terms incorporated therein, between First Banks, Inc. and the United States Department of the Treasury, dated as of December 31, 2008 (as amended by the Side Letter Agreement between First Banks, Inc. and the United States Department of the Treasury, dated as of December 31, 2008, and included herein as Exhibit 10.2) - filed herewith.

           10.2 Side Letter Agreement between First Banks, Inc. and the United States Department of the Treasury, dated as of December 31, 2008 - filed herewith.

           10.3 Form of Omnibus Amendment Agreement executed by each of Terrance M. McCarthy, Russell L. Goldammer, Robert S. Holmes, F. Christopher McLaughlin and Lisa K. Vansickle, dated as of December 24, 2008 - filed herewith.

           99        Press release issued on December 31, 2008 - filed herewith.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST BANKS, INC.



Date:  December 31, 2008               By: /s/ Terrance M. McCarthy
                                           -------------------------------------
                                               Terrance M. McCarthy
                                               President and
                                               Chief Executive Officer